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                                                                     EXHIBIT 23


                          CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement of Form S-8 (No. 33-99930) of Macheezmo Mouse Restaurants, Inc. of our report dated September 15, 1997 appearing on page F-1 of this Form 10-KSB.

/s/ PRICE WATERHOUSE LLP

Portland, Oregon
September 24, 1997